Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Build-A-Bear Workshop, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2021 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sharon John, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Rule 13a-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sharon John
Sharon John President and Chief Executive Officer Build-A-Bear Workshop, Inc.
(Principal Executive Officer)

Date: September 9, 2021